As filed with the Securities and Exchange Commission on April 29, 1999


                                                       Registration Nos. 2-81150
                                                                        811-3634
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                            ------------------------

                                    FORM N-1A


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           |_|
                       POST-EFFECTIVE AMENDMENT No. 19                       |X|
                                       and
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       |_|
                              AMENDMENT No. 20                               |X|
                        (Check appropriate box or boxes)


                            ------------------------

                          THE GUARDIAN BOND FUND, INC.
               (Exact Name of Registrant as Specified in Charter)
                 201 Park Avenue South, New York, New York 10003
                    (Address of Principal Executive Offices)
                  Registrant's Telephone Number: (212) 598-8359

                            ------------------------

                                                       Copy to:
       Richard T. Potter, Jr., Esq.             Cathy G. O'Kelly, Esq.
       c/o The Guardian Insurance &         Vedder, Price, Kaufman & Kammholz
           Annuity Company, Inc                222 North LaSalle Street
         201 Park Avenue South                  Chicago, Illinois 60601
        New York, New York 10003
(Name and Address of Agent for Service)

                            ------------------------

      It is proposed that this filing will become effective (check appropriate box):

            |_| immediately upon filing pursuant to paragraph (b) of Rule 485


            |X| on May 1, 1999 pursuant to paragraph (b) of Rule 485


            |_| 60 days after filing pursuant to paragraph (a)(1) of Rule 485


            |_| on May 1, 1999 pursuant to paragraph (a)(1) of Rule 485


            |_| 75 days after filing pursuant to paragraph (a)(2) of Rule 485

            |_| on (date) pursuant to paragraph (a)(2) of Rule 485.

      If appropriate, check the following box:

            |_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            ------------------------

================================================================================

                            GUARDIAN BOND FUND, INC.
                              CROSS REFERENCE SHEET
                            (as required by Rule 495)

Form N-1A Item No.

Part A

Item 1.  Front and Back Cover Pages .....................................     Front and Back Cover Pages

Item 2.  Risk/Return Summary: Investments, Risks, and Performance .......     Investment Objective; The Fund's principal
                                                                              investment strategies; The principal risks of
                                                                              investing in the Fund; How the Fund has performed

Item 3.  Risk/Return Summary: Fee Table .................................     Fund Management

Item 4.  Investment Objectives, Principal Investment Strategies, and          Investment Objective; The Fund's principal investment
           Related Risks ................................................     strategies; The principal risks of investing in the
                                                                              Fund; Risks and special investment techniques

Item 5.  Management's Discussion of Fund Performance ................ ...     How the fund has performed

Item 6.  Management, Organization, and Capital Structure ................     Fund Management

Item 7.  Shareholder Information ........................................     Buying and Selling Fund shares

Item 8.  Distribution Arrangements ......................................     Buying and Seeling Fund shares

Item 9.  Financial Highlights Information ...............................     Financial Highlights

Part B

Item 10. Cover Page and Table of Contents ...............................     Cover Page and

Item 11. Fund History ...................................................     Not Applicable

Item 12. Description of the Fund and Its Investments and Risks ..........     Investment Restrictions; Special Investment Techniques

Item 13. Management of the Fund .........................................     Fund Management

Item 14. Control Persons and Principal Holders of Securities ............     Guardian Life and Other Affiliates


Item 15. Investment Advisory and Other Services .........................     Investment Adviser; Custodian and Transfer Agent;
                                                                              Independent Auditors

Item 16. Brokerage Allocation and Other Practices .......................     Brokerage Allocation

Item 17. Capital Stock and Other Securities .............................     Capital Stock

Item 18. Purchase, Redemption and Pricing of Shares .....................     Not Applicable

Item 19. Taxation of the Fund ...........................................     Not Applicable

Item 20. Underwriters ...................................................     Not Applicable

Item 21. Calculations of Performance Data ...............................     Performance Data

Item 22. Financial Statements ...........................................     Financial Statements

Part C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

PROSPECTUS
May 1, 1999

THE GUARDIAN
BOND FUND

INVESTMENT OBJECTIVE

THE GUARDIAN BOND FUND'S primary investment objective is to secure maximum current income without undue risk to principal. Capital appreciation is a secondary objective.

--------------------------------------------------------------------------------

Availability of the Fund

Shares of the Fund are offered to the public only through ownership of variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc.

--------------------------------------------------------------------------------

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares, nor has the Commission determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or depository institution, are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve investment risk, including possible loss of the principal amount invested.

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                                                          ----------------------
                                                          P R O S P E C T U S  1
                                                          ----------------------

      Investment grade securities
--------------------------------------------------------------------------------
      Investment grade securities are bonds or convertible preferred stock that nationally recognized statistical ratings organizations, such as Moody's Investors Service, Inc. and Standard & Poor's Ratings Group, rate as Aaa or AAA (the highest quality) to Baa or BBB (the fourth highest category).

The Fund's principal investment strategies

At least 80% of the value of the Fund's total assets is usually invested in different kinds of investment grade debt obligations, such as corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies.


Guardian Investor Services Corporation (GISC), the Fund's investment adviser, allocates the Fund's investments among the various sectors of the debt market by analyzing overall economic conditions within and among these sectors. The Fund usually diversifies its asset allocations broadly among the debt securities markets, but may emphasize some sectors over others based on their attractiveness relative to each other. Within the sector allocations, the adviser selects individual securities by considering yield, potential appreciation, credit quality, maturity and degree of risk relative to other securities in the sector. The Fund generally maintains a stable intermediate duration, but may lengthen or shorten its duration within the intermediate range to reflect changes in the overall composition of the investment grade debt markets.


Debt obligations are written promises by the borrower to pay interest for a specified period and to repay the debt on a specified date or over time. Interest can be payable at a fixed, variable, or floating rate or, as in the case of zero coupon bonds, the obligation can be purchased at a discount from its face value in place of interest.


Most of the debt obligations in the Fund are rated investment grade. This means they are secured or unsecured obligations rated in one of the four highest categories by a nationally recognized statistical ratings organization such as Moody's Investors Service, Inc. or Standard & Poor's Ratings Group. If the securities are unrated they must be deemed to be of comparable quality by GISC, the Fund's investment adviser. Some of the Fund's assets may have lower ratings, either because they were downgraded after the Fund acquired them or because they have strong prospects of being raised to investment grade. Debt securities rated below investment grade are commonly known as junk bonds, and are described in the section called Risks and special investment techniques. Normally, less than 10% of the Fund's assets will be invested in lower rated securities.


The Fund may invest in mortgage-backed securities. These securities represent interests in pools of commercial or residential mortgages. The Fund may also invest in collateralized mortgage obligations, or CMOs, which are backed by pooled mortgage loans that may be issued or guaranteed by a bank, the U.S. government or a U.S. government agency. Mortgage-backed securities may be issued by U.S. government agencies or by private entities. Some mortgage-backed securities may be backed by the U.S. government.

The Bond Fund may also invest in asset-backed securities. These are similar in structure to mortgage-backed securities but represent interests in pools of loans, leases or other receivables in place of mortgages. Asset-backed securities are issued primarily by non-government entities.


----------------------
2  P R O S P E C T U S               T H E   G U A R D I A N   B O N D   F U N D
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

The Bond Fund may invest in so-called Yankee Securities. Yankee securities are debt securities issued by non-U.S. corporate or government entities, but are denominated in U.S. dollars. Yankee securities trade and may be settled in U.S. markets. Additionally, from time to time, the Bond Fund may invest up to 10% of the value of its total net assets in other foreign securities denominated in U.S. dollars.

The Fund also invests in Treasury bills, notes and bonds, which are backed by the U.S. government.

The Bond Fund may engage in dollar roll and reverse repurchase agreement transactions when the adviser believes it would be advantageous. For more information, see the section called Risks and special investment techniques.

To earn additional income, the Fund may lend its portfolio securities to securities dealers, banks and other institutional investors. See Risks and special investment techniques for more information on securities lending.

The principal risks of investing in the Fund

As with all mutual funds, the value of your investment could decline so you could lose money. An investment in the Fund exposes you to the general risks of investing in debt markets. These include interest rate risk (the risk that a debt obligation's price will be adversely affected by increases in interest rates), credit risk (the risk that the issuer of the debt obligation will fail to repay principal and interest), and prepayment risk (the risk that debt obligations, particularly mortgage-related securities, will be prepaid when interest rates are lower). Because the Fund may invest up to 10% of its total net assets in U.S. dollar denominated securities of foreign governments and other foreign issuers that are settled overseas, you face additional risks. Foreign investments may be affected by political, social and economic developments abroad, differences in auditing and other financial standards, and greater volatility. See the section called Risks and special investment techniques for a discussion of the debt market and foreign market risks of investing in this Fund.

Bonds in the Fund's portfolio which are downgraded present extra risks because the issuer is considered less likely to repay the interest and principal than issuers of higher-quality bonds. Lower quality debt securities can be more sensitive to adverse economic conditions, including the issuer's financial condition or stresses in its industry. While the Fund does not expect to have a significant portion of its assets in lower-quality debt, you should review the risks of lower-quality debt investments in the section called Risks and special investment techniques.

The Fund may invest in zero coupon securities. Since these securities do not pay interest, they fluctuate more in value than interest-bearing securities. For more information, see Risks and special investment techniques.


                                                          ----------------------
T H E   G U A R D I A N   B O N D   F U N D               P R O S P E C T U S  3
                                                          ----------------------

The Fund may experience a relatively high portfolio turnover, resulting in greater transaction costs, as well as increased short-term capital gains or losses. This is primarily attributable to GISC's continuing asset allocation efforts among various sectors of the bond markets.

How the Fund has performed

The bar chart and table below provide some indication of the risks of investing in the Fund by showing how its performance has varied from year to year for the last 10 years. The performance figures shown assume that all dividends and distributions are reinvested in the Fund. This performance information does not reflect separate account or variable insurance contract fees or charges. If these fees and charges were reflected, the Fund's returns would be less than those shown. Past results do not necessarily indicate how the Fund will perform in the future.

--------------------------------------------------------------------------------

Highest and lowest quarters

During the period shown in the bar chart, the highest and lowest returns, respectively, for a quarter were:

Best quarter

7.52% for the quarter ended June 30, 1989.

Worst quarter

(2.27)% for the quarter ended March 31, 1994.

Year-by-year returns
Total returns
(for years ended December 31)

1989 .................................................................... 13.88%
1990 ....................................................................  7.57%
1991 .................................................................... 16.19%
1992 ....................................................................  7.70%
1993 ....................................................................  9.85%
1994 .................................................................... -3.45%
1995 .................................................................... 17.59%
1996 ....................................................................  2.88%
1997 ....................................................................  8.99%
1998 ....................................................................  8.10%

Please refer to the prospectus for the variable annuity contract or variable life insurance policy that offers the Fund to learn about expenses that will affect your return.

Average annual total returns

This table shows the Fund's average annual total returns for the periods ending December 31, 1998. It compares the Fund's performance with the Lehman Aggregate Bond Index, an index that is generally considered to be representative of U.S. bond market activity.

                                                 1 year      5 years    10 years
--------------------------------------------------------------------------------
The Guardian Bond Fund                            8.10%       6.59%       8.77%
--------------------------------------------------------------------------------
Lehman Aggregate Bond Index                       8.69%       7.27%       9.26%
--------------------------------------------------------------------------------


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4  P R O S P E C T U S               T H E   G U A R D I A N   B O N D   F U N D
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

--------------------------------------------------------------------------------
      RISKS AND SPECIAL INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------

WE'VE ALREADY BRIEFLY DESCRIBED the principal risks of investing in the Fund. In this section of the prospectus, we also describe the risks in more detail, as well as some of the special investment techniques the Fund's adviser expects to use.

PRINCIPAL RISKS TO INVESTORS

Debt risks


You could lose money in connection with the Fund's debt investments, or the Fund's performance could fall below that of other possible investments for the following reasons:


Interest rate risk

The value of the debt obligations in the Fund may vary according to changes in interest rates. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Usually the price of bonds that must be repaid over longer time periods fluctuate more than shorter-term bonds. Some debt securities, such as zero coupon bonds and mortgage-backed and asset-backed securities, may be more sensitive to interest rate changes than other bonds. If an instrument has a variable rate of interest and a change in the market rate occurs, there may be a delay before the coupon rate is affected, and this could adversely affect the Fund's performance.

Credit risk

Investors face the risk that the issuer of debt cannot pay interest or principal on the money owed. U.S. government securities are substantially protected from financial or credit risk, since they are backed by the full faith and credit of the U.S. government. However, certain government-sponsored agencies issue obligations, which, while of the highest credit quality, are supported only by the issuer's credit or right to borrow from the U.S. treasury.

Euro Conversion

On January 1, 1999, the European Monetary Union (EMU) launched a new currency, the Euro. It became the official currency of 11 European countries (Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain) and replaced individual currencies in those countries. Three other EU member countries (Denmark, Greece and the United Kingdom) may convert to the Euro at a later date. It is expected that 46% of the capitalization of the entire European market will be reflected in Euros, and most participating governments will issue their bonds in Euros. It is impossible to predict what effect, if any, the conversion to Euros will have on the Fund. The Euro conversion presents investors with unique risks and uncertainties, including:

1.    the readiness of Euro payment, clearing and other operational systems;

2. the legal treatment of debt instruments and financial contracts denominated in or referring to existing national currencies rather than the Euro;

3. exchange-rate fluctuations between the Euro and non-Euro currencies during the transition period of January 1, 1999 through December 31, 2001 and beyond;

4.    potential U.S. tax issues with respect to Fund securities; and

5. the ability to manage monetary policies among the participating countries. These and other factors could adversely affect the value of or income from Fund securities.


                                                          ----------------------
T H E   G U A R D I A N   B O N D   F U N D               P R O S P E C T U S  5
                                                          ----------------------

Prepayment and extension risk

There is also the possibility that a debt security may be prepaid or "called" before the money is due, and that the proceeds could be invested at lower interest rates. Intermediate-term and long-term bonds commonly provide protection against this possibility, but mortgage-backed securities do not. Mortgage-backed securities are more sensitive to the risks of prepayment because they can be prepaid whenever their underlying collateral is prepaid. Conversely, extension risk is the possibility that in an environment of rising interest rates, expected prepayments will not be made, with the result that the security's life will become longer than anticipated. Typically, the security's value will drop when this occurs.

Manager's selection risk

The investment adviser's judgment about the value or potential appreciation of a particular bond proves to be incorrect.

Junk bond risk

Junk bonds are below investment grade bonds rated as Ba or BB and lower, and are also known as high-yield bonds. They may be issued by companies without a long track record of sales and earnings, or those with questionable credit strength. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Lower-quality debt obligations are particularly susceptible to the risk of default or price changes because of changes in the issuer's creditworthiness. These securities may also be less liquid, making it more difficult for the Fund to dispose of them.

Year 2000 considerations

Like other mutual fund companies and financial and business organizations around the world, the Fund could be adversely affected if our computers or those of our advisers or other service providers fail to process data properly as of January 1, 2000. Many computer systems cannot distinguish the year 2000 from the year 1900 when they are making date-related calculations, because of the way date information is stored in these systems.

We are working to address this issue, and expect that all relevant systems will be able to correctly interpret the year 2000 when that date arrives. As of the date of this prospectus, we do not anticipate that shareholders will experience negative effects on their investments or on the services provided in connection with our Year 2000 conversion. However, we cannot guarantee that our preparations will be successful.

Everyone involved is making substantial efforts to address their systems and the systems with which they interface, but it is not possible to provide assurance that operational problems will not occur. We believe that, with the modification of existing computer systems, updates by vendors and conversion to new software and hardware, shareholders will not experience negative effects on their investments as a result of the year 2000 issue. However, the year 2000 issue, by its very nature, contains inherent uncertainties, including the uncertainty of year 2000 readiness of third parties. As a result, we are unable to determine at this time whether the consequences of year 2000 failures will have a material adverse effect on our results of operations, liquidity or financial position.

It is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial industry beginning January 1, 2000 if systems should cease to function at that time. This may result in trade settlement problems and liquidity issues. Corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers may be affected by remediation costs. In addition, it has been reported that foreign institutions have made less progress in addressing the Year 2000 problem than major U.S. entities, which could make certain Fund investments more sensitive to these risks.


----------------------
6  P R O S P E C T U S               T H E   G U A R D I A N   B O N D   F U N D
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

Lower-quality debt can be particularly sensitive to changes in the economy, the financial situation of the issuer, or trouble in the issuer's industry. If the issuer defaults on the loan, the investor could face the additional cost of the effort to recover some or all of the money. When the economy is uncertain, the price of these securities could fluctuate more dramatically than the price of higher-rated debt. It may also be difficult for the Fund to sell these securities at the time it sees fit.

Foreign market risks

Investing in foreign securities involves additional risks. Foreign securities may be affected by political, social and economic developments abroad. Financial markets in foreign countries may be less liquid or more volatile than U.S. markets. Less information may be available about foreign company operations, and foreign countries may impose withholding taxes on interest and dividend income. Government regulations and accounting standards may be less stringent as well. Brokerage commissions and custodial fees for foreign investments are often higher than those for investments in U.S. securities. Exchange rates can adversely affect the value of foreign securities and their dividends or earnings, irrespective of the underlying performance.

Diversification risk

In order to meet the Fund's investment objectives, the investment adviser must try to determine the proper mix of securities that will maximize the Fund's return. It may not properly ascertain the appropriate mix of securities for any particular economic cycle. Also, the timing of movements from one type of security to another could have a negative effect on the Fund's overall objective.

Portfolio turnover

Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund's realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.

SPECIAL INVESTMENT TECHNIQUES

Borrowing

The Fund may borrow money for temporary emergency purposes. When the Fund borrows for any purpose, it will maintain assets in a segregated account to cover its repayment obligation. The Investment Company Act of 1940 (the 1940
Act) limits borrowings to 33 1/3% of a mutual fund's total assets. The Fund may commit this or a lesser amount to borrowings, as set forth in the Statement of Additional Information.


                                                          ----------------------
T H E   G U A R D I A N   B O N D   F U N D               P R O S P E C T U S  7
                                                          ----------------------

Dollar roll and reverse repurchase transactions

In a dollar roll transaction, the Fund sells mortgage-backed securities for delivery to the buyer in the current month and simultaneously contracts to purchase similar securities on a specified future date from the same party. The securities to be purchased will be of the same type and have the same interest rate as the sold securities, but will be supported by different mortgage pools. In a reverse repurchase agreement transaction, the Fund sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price.

Whenever the Fund enters into a dollar roll or reverse repurchase transaction, it maintains segregated assets - typically U.S. government securities or liquid, unencumbered securities - whose value equals or exceeds the value of the forward commitment or repurchase obligation on a daily basis.

Although dollar rolls and reverse repurchase agreements are considered leveraged transactions by the Securities and Exchange Commission, GISC believes that they do not present the risks associated with other types of leveraged transactions. The Securities and Exchange Commission also has taken the position that these transactions are borrowings within the meaning of the 1940 Act. See Borrowing, above.

Illiquid securities and exempt commercial paper

Illiquid securities are either not readily marketable at their approximate value within seven days, are not registered under the federal securities laws (unless they are exempt from registration, as noted in the following paragraph), or are otherwise viewed as illiquid by the Securities and Exchange Commission. Repurchase agreements that mature in more than seven days, certain variable rate master demand notes, and over-the-counter options are treated as illiquid securities. The absence of trading can make it difficult to value or dispose of illiquid securities. It can also adversely affect the Fund's ability to calculate its net asset value or manage its portfolio. The Fund's investment restrictions currently limit the Fund's investments in illiquid securities to 10% of net assets.

Securities which qualify under an exemption from registration under federal securities laws for resales to institutional investors may be treated by the Fund as liquid. If the Fund's adviser determines that these securities are liquid under guidelines adopted by the Board of Directors, they may be purchased without regard to the illiquidity limits in the Statement of Additional Information. Similarly, the Fund typically treats commercial paper issued in reliance on an exemption from registration under federal securities laws as liquid.


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8  P R O S P E C T U S               T H E   G U A R D I A N   B O N D   F U N D
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

Investment grade securities

Investment grade securities are secured or unsecured debt obligations that nationally recognized statistical ratings organizations, such as Moody's Investors Service, Inc. and Standard & Poor's Ratings Group rate as Aaa or AAA (the highest quality) to Baa or BBB.

Money market instruments

From time to time, the Fund may invest a portion of its assets in money market instruments. These are short-term debt instruments, which are written promises to repay debt within a year. They include Treasury bills and certificates of deposit, and they are characterized by safety and liquidity, which means they are easily convertible into cash. Money market instruments may be used by the Fund for cash management or temporary defensive purposes.

Repurchase agreements

In a repurchase agreement transaction, the Fund purchases a debt security and obtains a simultaneous commitment from the selling bank or securities dealer to repurchase that debt security at an agreed time and price, reflecting a market rate of interest. Repurchase agreements are fully collateralized by U.S. government securities, bank obligations and cash or cash equivalents. Costs, delays or losses could result if the seller became bankrupt or was otherwise unable to complete the repurchase agreement. To minimize this risk, the investment adviser evaluates the creditworthiness of potential repurchase agreement counterparties using guidelines adopted by the Board of Directors.

Securities lending

The Fund may lend its portfolio securities to securities dealers, banks and other institutional investors to earn additional income. These transactions must be continuously secured by collateral, and the securities loaned must be marked-to-market daily. The Fund generally continues to receive all interest earned or dividends paid on the loaned securities, although lending fees may be paid to the borrower. The lending of portfolio securities is limited to 33 1/3% of the value of the Fund's total net assets.

When-issued or delayed-delivery transactions

The Fund may commit to purchase or sell particular securities, with payment and delivery to take place at a future date. These are known as when-issued or delayed-delivery transactions. If the counterparty fails to deliver a security the Fund has purchased on a when-issued or delayed-delivery basis, there could be a loss as well as a missed opportunity to make an alternative investment. The Fund engages in these transactions to acquire securities that are appropriate for its portfolio at favorable prices or yields. It does not engage in these transactions to speculate on interest rate changes.


                                                          ----------------------
T H E   G U A R D I A N   B O N D   F U N D               P R O S P E C T U S  9
                                                          ----------------------

Yankee securities

The Fund may invest in so-called Yankee securities. These are debt securities issued by non-U.S corporate or government entities, but are denominated in U.S. dollars. Yankee securities trade and may be settled in U.S. markets.

Zero coupon bonds

The Fund may invest in zero coupon bonds. These bonds do not pay interest but instead are sold at a deep discount relative to their face value, and become due only on maturity. Because zero coupon securities do not pay interest, they fluctuate in value more than other interest-bearing securities. When interest rates rise, the values of zero coupons fall more rapidly than securities paying interest on a current basis, because the zero coupons are locked into rates of reinvestment that become less attractive the further rates rise. The converse is true when interest rates fall.

Other

New financial products and risk management techniques continue to be developed. The Fund may use these instruments and techniques to the extent and when consistent with its investment objectives or regulatory and federal tax considerations.


-----------------------
10  P R O S P E C T U S              T H E   G U A R D I A N   B O N D   F U N D
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

--------------------------------------------------------------------------------
      FUND MANAGEMENT
--------------------------------------------------------------------------------

THE MANAGEMENT and affairs of the Fund are supervised by its Board of Directors.

The Fund's investment adviser

Guardian Investor Services Corporation (GISC) is the adviser for the Fund. GISC is wholly owned by The Guardian Life Insurance Company of America (Guardian
Life), a New York mutual insurance company. GISC is located at 7 Hanover Square, New York, New York 10004. GISC buys and sells securities, selects brokers to effect transactions, and negotiates brokerage fees. GISC is the adviser to several other mutual funds sponsored by Guardian Life, and it is the underwriter and distributor of the Fund's shares and of variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc.
(GIAC).

The adviser is entitled to a management fee for its services. In the most recent year, the Fund paid GISC a fee at the annual rate of 0.50% of average net assets.

Portfolio managers

Thomas Sorell, CFA, and Howard Chin have managed the portfolio since January, 1998. Mr. Sorell has served as sole or co-portfolio manager of the Bond Fund's assets since January 1997. He has been a Vice President of Guardian Life since 1994 and manages part of the fixed income assets of Guardian Life. He also manages fixed income assets for other Guardian subsidiaries.

Mr. Chin has been a Vice President of Guardian Life since 1997. He also manages part of the fixed income assets of Guardian Life and one of its subsidiaries. Before joining the company, he worked as senior mortgage strategist at Goldman Sachs & Co. since 1993.

Frank J. Jones, Ph.D., is responsible for the allocation of assets among the various sectors of fixed-income securities selected by the portfolio managers. Dr. Jones has been Executive Vice President and Chief Investment Officer of Guardian Life since January 1994.


                                                         -----------------------
T H E   G U A R D I A N   B O N D   F U N D              P R O S P E C T U S  11
                                                         -----------------------

--------------------------------------------------------------------------------
      BUYING AND SELLING FUND SHARES
--------------------------------------------------------------------------------

YOU CAN BUY THIS FUND only if you're a contractowner of a GIAC variable annuity contract or variable life insurance policy that offers the Fund as an investment option. GIAC buys and sells Fund shares based on premium allocation, transfer, withdrawal and surrender instructions made by GIAC contractowners.

The Fund will ordinarily make payment for redeemed shares within three business days after it receives an order from GIAC. The redemption price will be the net asset value next determined after GIAC receives the contractowner's instructions or request in proper form. The Fund may refuse to redeem shares or postpone payment of proceeds during any period when:

o     trading on the New York Stock Exchange (NYSE) is restricted

o     the NYSE is closed for other than weekends and holidays

o an emergency makes it not reasonably practicable for the Fund to dispose of assets or calculate its net asset value (NAV); or

o     as permitted by the Securities and Exchange Commission.

See the prospectus for your GIAC variable annuity contract or variable life insurance policy for more details about the allocation, transfer and withdrawal provisions of your annuity or policy.

Share price

The share price of the Fund is calculated each day that the NYSE is open. The price is set at the close of trading on the NYSE or 4 p.m. Eastern time, whichever is earlier. The price is based on the Fund's current NAV.

NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares investors hold.

The Fund values its assets at current market prices when market prices are readily available. If market value cannot be established, assets are valued at fair value as determined in good faith by, or under the direction, of the Board of Directors. Short-term securities that mature in 60 days or less are valued by using the amortized cost method, unless the Board determines that this does not represent fair value.


-----------------------
12  P R O S P E C T U S              T H E   G U A R D I A N   B O N D   F U N D
-----------------------

Dividends, distributions and taxes

Net investment income and net capital gains that are distributed to GIAC's separate account by the Fund are reinvested by GIAC in additional shares of the Fund at NAV. The Fund typically distributes any net investment income twice each year and any net capital gains once each year. The Fund's Board of Directors can change this policy. GIAC contractowners will be notified when these distributions are made.

Other information about the Fund

The Fund does not currently foresee any disadvantages to contractowners arising from the fact that it offers shares to both variable annuity and variable life insurance policy separate accounts. The Board monitors events to ensure there are no material irreconcilable differences between or among contractowners. If such a conflict should arise, one or more GIAC separate accounts may withdraw their investment in the Fund. This could possibly force the Fund to sell portfolio securities at disadvantageous prices.

If circumstances make it necessary to create separate portfolios for variable annuity and variable life insurance separate accounts, GIAC will bear the expenses involved in setting up the new portfolios. However, the ongoing expenses contractowners ultimately pay would likely increase because of the loss of economies of scale provided by the current arrangement.


                                                         -----------------------
T H E   G U A R D I A N   B O N D   F U N D              P R O S P E C T U S  13
                                                         -----------------------

--------------------------------------------------------------------------------
      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FINANCIAL HIGHLIGHTS table is intended to help you understand the financial performance of the Fund over the past five years.

Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions.) This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                                                                          For the year ended December 31
                                                 ------------------------------------------------------------------------
                                                   1998            1997            1996            1995            1994
                                                 --------        --------        --------        --------        --------
Net Asset Value, Beginning of Period               $12.11          $11.83          $12.25          $11.08          $12.24
                                                 --------        --------        --------        --------        --------

Income from investment operations
  Net Investment Income                              0.69            0.75            0.76            0.76            0.40
  Net Gains or Losses on Securities
    (both realized and unrealized)                   0.28            0.29           (0.42)           1.17           (0.82)
                                                 --------        --------        --------        --------        --------
  Total from Investment Operations                   0.97            1.04            0.34            1.93           (0.42)

Less distributions
  Dividends (from Net Investment
    Income)                                         (0.69)          (0.76)          (0.76)          (0.76)          (0.68)
  Distributions in excess of
    Net Investment Income                              --              --              --              --              --
  Distributions (from Capital Gains)                (0.16)             --              --              --           (0.06)
                                                 --------        --------        --------        --------        --------
  Total Distributions                               (0.85)          (0.76)          (0.76)          (0.76)          (0.74)
                                                 --------        --------        --------        --------        --------
Net Asset Value, End of Period                     $12.23          $12.11          $11.83          $12.25          $11.08
                                                 --------        --------        --------        --------        --------
Total Return                                         8.10%           8.99%           2.88%          17.59%          (3.45)%

Ratios/Supplemental data
  Net Assets, End of Period (000's omitted)      $381,387        $355,412        $354,433        $374,462        $308,978
  Ratio of Expenses to Average
    Net Assets                                       0.67%           0.59%           0.54%           0.54%           0.54%
Ratio of Expenses (Excluding Interest
    Expense) to Average Net Assets                   0.55%           0.55%            n/a             n/a             n/a
  Ratio of Net Investment Income
    (Loss) to Average Net Assets                     5.51%           6.15%           6.12%           6.43%           5.69%
  Portfolio Turnover Rate                             287%            340%            188%            298%            311%


-----------------------
14  P R O S P E C T U S              T H E   G U A R D I A N   B O N D   F U N D
-----------------------

--------------------------------------------------------------------------------
      FOR MORE DETAILED INFORMATION
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION about the Fund is available in the annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past fiscal year.

The Fund's Statement of Additional Information contains additional information about the Fund. It has been filed with the SEC and is incorporated in this prospectus by reference. A free copy of the Fund's Statement of Additional Information and most recent annual report and semi-annual report may be obtained, and further inquiries can be made, by calling 1-800-221-3253 or by writing Guardian Investor Services Corporation at 7 Hanover Square, New York, New York 10004.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington D.C. 20549-6009.

Custodian, Transfer Agent and Dividend Paying Agent

State Street Bank and Trust Company, Custody Division,
1776 Heritage Drive, North Quincy, Massachusetts 02171, is the Fund's custodian, transfer agent and dividend paying agent.

1940 Act File No. 811-3634

                          THE GUARDIAN BOND FUND, INC.
                 201 Park Avenue South, New York, New York 10003

               -------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                    May 1, 1999

               -------------------------------------------------


      This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus of The Guardian Bond Fund, Inc. (the "Fund") dated May 1, 1999. A free copy of the Prospectus may be obtained by writing to Guardian Investor Services Corporation(R), 7 Hanover Square, New York, New York 10004 or by telephoning 1-800-221-3253. Please retain this document for future reference.


                                TABLE OF CONTENTS
                                                                         Page
                                                                         ----


Investment Strategies and Risk Considerations..........................   2

Ratings of Debt Obligations............................................   4

Investment Restrictions................................................   4

Temporary Defensive Positions..........................................   4

Portfolio Turnover ....................................................   4

Fund Management........................................................   4

Guardian Life and Other Fund Affiliates................................   7

Investment Adviser.....................................................   7

Performance Data.......................................................   8

Calculation of Net Asset Value.........................................   10

Securities Valuations .................................................   10

Custodian and Transfer Agent...........................................   10

Portfolio Transactions and Brokerage...................................

Legal Opinions.........................................................   10

Capital Stock .........................................................   10

Independent Auditors and Financial Statements..........................   10

Appendix...............................................................   11

      The Fund is registered with the SEC as an open-end, diversified, management investment company. It is incorporated in Maryland and commenced its operations in March 1983.

                  INVESTMENT STRATEGIES AND RISK CONSIDERATIONS

Mortgage-Backed Securities.

      The Bond Fund may purchase mortgage-backed securities, such as collateralized mortgage obligations ("CMOs") and mortgage pass-throughs.

      A mortgage pass-through is collateralized by a pool of mortgages that have a common coupon rate (i.e., interest rate) and maturity. The holders of a particular mortgage pass-through share the rights to receive interest and principal payments from the underlying pool of mortgages, net of servicing fees, as payment for debt service on the pass-through. CMOs are collateralized by pooled mortgage loans that may not share coupon rate and maturity characteristics, so they are multi-class bonds. CMO classes typically have different interests in the stream of interest and principal payments from an underlying pool of mortgages. Hence, the classes are paid sequentially according to the payment structure of the CMO. Mortgage pass-throughs and CMO's may be issued or guaranteed by the U.S. government and its agencies or instrumentalities, or by private entities.

      Mortgage-backed securities issued by the Government National Mortgage Association ("GNMA") are backed by the full faith and credit of the U.S. government. Privately owned, government sponsored agencies like the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") issue their own guarantees for interest and principal payments on the mortgage-backed securities and other obligations they issue. These guarantees are supported only by the issuer's credit or the issuer's right to borrow from the U.S. Treasury. Accordingly, such investments may involve a greater risk of loss of principal and interest than other U.S. government securities since the Fund must look principally or solely to the issuing or guaranteeing agency or instrumentality for repayment.

      Privately issued mortgage-backed securities purchased by the Fund must be fully collateralized by GNMA certificates, other government mortgage-backed securities, or by whole loan securities. Whole loan securities are securitized mortgage pools backed by fixed or adjustable rate mortgages originated by private institutions.

      Mortgage-backed securities may be more sensitive to interest rate changes than conventional bonds, which can result in greater price volatility. Because the collateral underlying mortgage-backed securities may be prepaid at any time, mortgage-backed securities are also subject to greater prepayment risks than conventional bonds. Accelerated prepayments of mortgage-backed securities purchased at a premium impose a risk of loss of principal because the premium may not have been fully amortized when the principal is repaid. Prepayments tend to accelerate when interest rates decline, so the proceeds from prepaid mortgage-backed securities are then likely to be reinvested at lower interest rates.

      Payments of principal and interest on the mortgage obligations underlying mortgage-backed securities are not passed through directly to the holders, rather they are made to independent trustees created specifically to allocate such interest and principal payments among the holders of the mortgage-backed securities. In the event that the mortgages or mortgage pools which collateralize mortgage-backed securities are prepaid, the mortgage-backed securities will also be prepaid. For CMO classes which are designed to be retired sequentially, the class next scheduled to mature generally will be paid down first.

      Many factors affect the frequency of unscheduled prepayments or refinancings of the mortgages that collateralize mortgage-backed securities, including interest rates, economic conditions, the ages of the mortgages and locations of the mortgaged properties. Prepayments tend to occur more rapidly after interest rates generally have declined. The return provided to the Fund will be lower if the proceeds of prepaid mortgage-backed securities are reinvested in securities with lower yields. In addition, the Fund may suffer losses on prepaid obligations which were acquired at a premium.

      When interest rates are rising, mortgage-backed securities may suffer price declines, particularly if their durations extend due to slower than expected mortgage prepayments. Securities that have lost value while held by the Fund will have an adverse impact on the Fund's total return.

      Stripped mortgage securities are another type of mortgage-backed security. Stripped mortgage securities are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities. Generally, one class receives only interest payments ("IOs") and one class receives only principal payments ("POs"). IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments. They are very volatile in price and may have lower liquidity than most mortgage-backed securities. Certain CMOs may also exhibit these qualities, especially those which pay variable rates of interest which adjust inversely with and more rapidly than short-term interest rates. The Fund's Board of Directors has adopted procedures for the use of its investment adviser, Guardian Investor Services Corporation ("GISC"), when ascertaining the liquidity and fair value of its investments, including its mortgage-backed securities holdings. There is no guarantee that the Fund's investments in mortgage-backed securities will be successful, and the Fund's total return could be adversely affected as a result.

Asset-Backed Securities

      Asset-backed securities, which are structured similarly to mortgage-backed securities, are collateralized by interests in pools of loans, receivables or other obligations originated by single or multiple lenders and may use similar credit enhancements. The underlying assets, which include motor vehicle installment purchase contracts, home equity loans, credit card receivables and other credit arrangements, are securitized in pass-through structures similar to mortgage pass-throughs or in pay-through structures similar to CMO's. The Fund may invest in these and other types of asset-backed securities that may be developed in the future.

      One of the principal characteristics which distinguishes asset-backed securities from mortgage-backed securities is that asset-backed securities generally do not have the benefit of first lien security interests in the related collateral. Certain receivables such as credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, certain of which may hinder the right to receive full payment. Also, the security interests in the underlying collateral may not be properly transferred when the pool is created, resulting in the possibility that the collateral may be resold. Some asset-backed securities may also have prepayment risk due to refinancing of their receivables. Generally, these types of loans are of shorter average life than mortgages but may have average lives up to 10 years. These securities, all of which are issued by non-governmental entities, carry no direct or indirect governmental guarantees.

Trust Preferred Securities

      The Fund may also invest in trust-preferred (or capital) securities. These securities, which are issued by entities such as special purpose bank subsidiaries, currently are permitted to treat the interest payments as a tax-deductible cost. Capital securities, which have no voting rights, have a final stated maturity date and a fixed schedule for periodic payments. In addition, capital securities have provisions which afford preference over common and preferred stock upon liquidation, although the securities are subordinated to other, more senior debt securities of the same issuer. The issuers of these securities have the right to defer interest payments for a period of up to five years, although interest continues to accrue cumulatively. The deferral of payments may not exceed the stated maturity date of the securities themselves. The non-payment of deferred interest at the end of the permissible period will be treated as an event of default.

      At the present time, the Internal Revenue Service treats capital securities as debt. Proposed tax legislation may cause this tax treatment to be modified in the future. In the event that the tax treatment of interest payments of these types of securities is modified, the Fund will reconsider the appropriateness of continued investment in these securities.

      Some of the Fund's investments may have variable interest rates. When an instrument provides for periodic adjustments to its interest rate, fluctuations in principal value may be minimized. However, changes in the coupon rate can lag behind changes in market rates, which may adversely affect the Fund's performance.

Securities Lending

The Fund may lend its portfolio securities to securities dealers, banks or other institutional investors as a way to earn additional income. Such loans must be continuously secured by collateral, and the loaned securities must be marked-to-market daily. The Fund will generally continue to be entitled to all interest earned or dividends paid on the loaned securities, though lending fees may be paid to the borrower from such interest or dividends. The Fund can increase its income through securities lending by investing the cash collateral deposited by the borrower in short-term interest-bearing obligations that meet the Fund's credit quality requirements and investment policies. As with any extension of credit, however, there are risks of delay in recovery of the loaned securities and collateral if a borrower should fail financially.

The Fund will cease to lend securities if, as a result, the aggregate value of securities then on load would exceed 33 1/3% of its total net assets. A significant portion of the Fund's loan transactions may be with only one or a few institutions at any given time. This practice can increase the risk to the Fund should a borrower fail. Apart from lending its securities, and acquiring debt securities, the Fund will not make loans to other persons.

The Fund will typically receive commitment fees from the borrower which are normally payable upon the expiration of the loan transactions. If the Fund calls the loaned securities prior to the expiration date of the loan transactions, the Fund may not be entitled to receive the entire commitment fee. The Fund does not expect to call loaned securities prior to the loan expiration date unless the current market value of the loaned securities exceeds the expected return of the loan, including the entire commitment fee. Loan transactions can be structured to permit similar, but not necessarily identical, securities to be returned to the Fund upon the expiration of a loan.

Since there are risks of delays in recovery or even loss of rights in the collateral related to all types of secured credit, the loans will be made only to borrowers deemed by GISC to be creditworthy and will not be made unless, in GISC's judgement, the income that can be earned justifies the risk. Any such loans entered into by the Fund will create leverage for the Fund, as lender. This leverage results from the expectation that the income and gains on the securities acquired by the Fund with the loan collateral provided by the borrower will exceed the cost of the loan transaction. Accordingly, the Fund will only enter into a loan transaction if its earnings or net asset value are expected to increase faster than otherwise would be the case. However, should the income and gains earned on the securities acquired with the loan collateral fail to exceed the cost of the loan, the Fund's earnings or net asset value will decline faster than otherwise would be the case.

       In the event a borrower is unable to complete a loan transaction, or in the event of any default or insolvency of a borrower, the Fund will retain the collateral it received in connection with the loan transaction. In the event that the borrower defaults on its obligation to return the loaned securities, the Fund could suffer a loss to the extent that the market value of the collateral falls below that of the loaned securities. If the collateral is insufficient to fully satisfy its rights under the loan agreement, the Fund will take whatever steps it deems advisable to satisfy its claim.

      The Fund may pay reasonable custodian and administrative fees in connection with the loans.

Dollar Roll and Reverse Repurchase Agreements

      The Fund may engage in dollar roll and reverse repurchase agreement transactions when the adviser believes it would be advantageous to do so. In a dollar roll transaction, the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. In a dollar roll, the securities that are to be purchased will be of the same type and have the same interest rate as the sold securities, but will be supported by different pools of mortgages. A fund that engages in a dollar roll forgoes principal and interest paid on the sold securities during the roll period, but is compensated by the difference between the current sales price and the lower forward price for the future purchase. In addition, the Fund earns interest by investing the transaction proceeds during the roll period.

      In a reverse repurchase agreement transaction, the Fund sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price. During the period between the sale and the forward purchase, the Fund will continue to receive principal and interest payments on the securities sold. The Fund may also receive interest income similar to that received in the case of dollar rolls.

      The Fund will normally use the proceeds of dollar roll and reverse repurchase agreement transactions to maintain offsetting positions in securities or repurchase agreements that mature on or before the settlement date for the related dollar roll or reverse repurchase agreement. The market value of securities sold under a reverse repurchase agreement or dollar roll is typically greater than the amount to be paid for the related forward commitment. Reverse repurchase agreements and dollar rolls involve the risk that the buyer of the sold securities might be unable to deliver them when the Fund seeks to repurchase the securities. If the buyer files for bankruptcy or becomes insolvent, such buyer or its representative may ask for and receive an extension of time to decide whether to enforce the Fund's repurchase obligation. The Fund's use of the transaction proceeds may be restricted pending such decision.

      Whenever the Fund enters into a dollar roll or reverse repurchase agreement transaction, it will maintain cash, U.S. Government securities or liquid, unencumbered securities that are marked-to-market daily in a segregated account with the Fund's custodian. The value of such segregated assets must be at least equal to the value of the forward commitment or repurchase obligation (principal plus accrued interest), as applicable. Segregating assets may limit the Fund's ability to pursue other investment opportunities.

      Since the Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, dollar rolls and reverse repurchase agreements will involve leverage. However, since the acquired securities or repurchase agreements must satisfy the Fund's credit quality requirements and mature on or before the settlement date for the related dollar roll or reverse repurchase agreement, and because the Fund will segregate assets as described above, GISC believes that these transactions do not present the risks associated with other types of leverage. The Fund does not intend to enter into dollar roll or reverse repurchase agreement transactions other than in such circumstances or for temporary or emergency purposes. In addition, the staff of the Securities and Exchange Commission has taken the position that dollar roll and reverse repurchase agreement transactions are deemed to be borrowings within the meaning of the 1940 Act. Although the Fund intends to engage in such transactions only in the limited circumstances described above, the use of such transactions will be subject to the Fund's investment limitation on borrowings, which limits the aggregate borrowings of the Fund to no more than 33 1/3% of the value of the Fund's total assets.

Repurchase Agreements

      In a repurchase agreement transaction, the Fund purchases a debt security and obtains a simultaneous commitment from the seller (i.e., a bank or securities dealer) to repurchase the debt security at an agreed time and price, reflecting a market rate of interest. Repurchase agreements are fully collateralized (including the interest earned thereon) by U.S. government securities, bank obligations, cash or cash equivalents, and are marked-to-market daily during their respective terms. Costs, delays or losses could result if the seller becomes bankrupt or is otherwise unable to repurchase a security that is subject to a repurchase agreement. To attempt to minimize this risk, the Fund's Board of Directors periodically receives and reviews information about the creditworthiness of securities dealers and banks which enter into repurchase agreements with the Fund. The Fund will not enter into a repurchase agreement which matures in more than seven days, if, as a result, more than 10% of its net assets would be invested in illiquid securities.

When-Issued or Delayed Delivery Transactions

In when-issued or delayed-delivery transactions, the Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risk of ownership, including the risk of price fluctuation. If the Fund's counterparty fails to deliver a security purchased on a when-issued or delayed-delivery basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

The Fund engages in these transactions to acquire securities that are appropriate for its portfolio while securing prices or yields that appear attractive when the transactions occur. The Fund does not engage in these transactions to speculate on interest rate changes. However, the Fund reserves the right to sell securities acquired on a when-issued or delayed-delivery basis before settlement.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. Accordingly, when the Fund commits to buy particular securities and make payment in the future, it must set aside, in a segregate account with the custodian, cash or liquid high grade securities at least equal in value to its commitments, marked-to-market daily. In the case of a sale of securities on a delayed-delivery basis, the Fund will instruct the custodian to hold the subject portfolio securities in a segregated account while the commitment is outstanding. These obligations to segregate cash or securities will limit the investment advider's ability to pursue other investment opportunities.

                           RATINGS OF DEBT OBLIGATIONS

      Nationally recognized statistical ratings organizations ("NRSROs") are private services that rate the credit quality of corporate debt obligations. A description of the range of ratings assigned to such obligations by two leading NRSROs (i.e., Moody's and Standard & Poor's) is included in the Appendix to this Statement of Additional Information.

      The Fund primarily purchases "investment grade" debt securities, or those which are rated in one of the top four rating categories established by NRSROs. However, as noted in the Prospectus, a small portion of the Fund's assets may be invested in securities rated lower than "investment grade." Such holdings typically result when securities that were acquired by the Fund as "investment grade" securities are subsequently downgraded.

      Lower rated debt securities may be subject to certain risks not typically associated with "investment grade" debt securities, such as the following: (1) reliable and objective information about the value of lower rated obligations may be difficult to obtain because the market for such securities may be thinner and less active than that for investment grade obligations; (2) adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower rated obligations, and, in turn, adversely affect their marketability; (3) companies that issue lower rated obligations may be in the growth stage of their development, or may be financially troubled or highly leveraged, so they may not have more traditional methods of financing available to them; (4) when other institutional investors dispose of their holdings of lower rated debt securities, the general market and the prices for such securities could be adversely affected; and (5) the market for lower rated securities could be impaired if legislative proposals to limit their use in connection with corporate reorganizations or to limit their tax and other advantages are enacted.

                             INVESTMENT RESTRICTIONS

      The Fund has adopted the following investment restrictions that cannot be changed without the approval of the holders of a majority of the outstanding shares of the Fund. As defined by the Investment Company Act of 1940, as amended (the "1940 Act"), the vote of a majority of the outstanding voting securities of the Fund means the lesser of the vote of (a) 67 percent of the shares of the Fund at a meeting where more than 50 percent of the outstanding voting shares are present in person or by proxy, or (b) more than 50 percent of the outstanding voting shares of the Fund. All percentage restrictions on investments apply when an investment is made. A later increase or decrease beyond a specified limit that results from a change in value or net assets shall not constitute a violation of the applicable restriction. The following investment restrictions provide that the Fund may not:

      1. Purchase any security other than those discussed under "Investment Objectives and Policies," as set forth in the Prospectus;

      2. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction does not apply to any obligation issued or guaranteed by the United States Government, its agencies or instrumentalities;

      3. Borrow money, except that the Fund may (i) borrow up to 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes; and (ii) engage in reverse repurchase agreements, dollar rolls or other transactions which may involve a borrowing from banks or other persons, provided that the aggregate amount involved in all such transactions shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;

      4. Mortgage, pledge or hypothecate more than 5% of the value of its total assets, and then only to secure temporary or emergency borrowings effected within the above restriction. For purposes of this restriction, collateral arrangements which may be required in connection with securities transactions by the Investment Company Act of 1940 are not considered a pledge of assets;

      5. Make loans of money, except through the purchase of debt obligations and repurchase agreements in which the Fund may invest, consistent with its investment objectives and policies, provided that repurchase agreements maturing in more than seven days, when taken together and at current value, may not exceed 10% of the Fund's net assets;

      6. Purchase any securities other than the obligations of the U.S. Government, or its agencies or instrumentalities, if, immediately after such purchase, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers in the same industry. (There is no limitation as to investments in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.) For the purpose of this restriction, gas, electric, water and telephone utilities will each be treated as a separate industry;

      7. Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities;

      8. Invest more than 5% of the value of its total assets in warrants or more than 2% of such value in warrants which are not listed on the New York or American Stock Exchanges, except that warrants attached to other securities are not subject to these limitations;

      9. Invest more than 10% of the value of its total assets in securities that are not readily marketable or which are restricted as to disposition under the federal securities laws or otherwise. This restriction will apply to repurchase agreements maturing in more than seven days. This restriction will also apply to securities received as a result of a corporate reorganization or similar transaction affecting readily-marketable securities already held in the portfolio of the Fund. To the extent that securities received under these circumstances, together with other unmarketable securities, exceed 10% of the value of the Fund's total assets, the Fund will attempt to dispose of them in an orderly fashion in order to reduce its holdings in such securities to less than 10%;

      10. Engage in the underwriting of the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter under the Securities Act of 1933 in selling portfolio securities;

      11.   Purchase securities issued by any other investment company;

      12. Purchase securities on margin or sell securities short, or participate on a joint or a joint and several basis in any trading account in securities;

      13. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof;

      14.   Purchase or sell commodities or commodity contracts;

      15. Purchase or sell real estate (although it may purchase securities of issuers that engage in real estate operations), securities that are secured by interests in real estate, or securities that represent interests in real estate, including real estate investment trusts;

      16. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs;

      17. Purchase or retain the securities of any issuer if, to the knowledge of the Fund, the officers, directors and employees of the Fund or of the Adviser who individually own more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer;

      18. Purchase securities for the purpose of exercising control over another company; and

      19. Issue any senior securities (except for borrowing subject to the restrictions set forth under Investment Restriction 3, above).

                         TEMPORARY DEFENSIVE POSITIONS

      The Fund may alter its investment practices on a temporary or emergency basis when the Fund's investment adviser believes that it is appropriate due to political, economic or other circumstances. The Fund may invest in cash or cash equivalents and repurchase agreements in these circumstances.

                               PORTFOLIO TURNOVER


      The Fund's annual portfolio turnover rate may vary greatly from year to year, and it will not be a limiting factor when GISC deems portfolio changes appropriate. For the years ended December 31, 1996, 1997 and 1998, the Fund's annual portfolio turnover rates were 188%, 340% and 287% respectively. An explanation of the Fund's portfolio turnover rate appears in the Prospectus.


                                 FUND MANAGEMENT


      The directors and officers of the Fund are named below. Information about their principal occupations during the past five years and certain other current affiliations is also provided. The business address of each director and officer is 7 Hanover Square, New York, New York 10004 unless otherwise noted. The "Guardian Fund Complex" referred to in this biographical information is comprised of (1) the Fund, (2) The Guardian Stock Fund, Inc., (3) The Guardian Cash Fund, Inc., (4) The Park Avenue Portfolio (a series trust that issues its shares in ten series) and (5) GIAC Funds, Inc. (formerly GBG Funds, Inc.) (a series fund that issues its shares in three series).

      The Fund pays Directors who are not "interested persons" directors' fees of $350 per meeting and an annual retainer of $500. Directors who are "interested persons," except Mr. Sargent, receive the same fees, but they are paid by GISC. Mr. Sargent receives no compensation for his services as a Fund Director. All officers of the Fund are employees of Guardian Life; they receive no compensation from the Fund.

       Each Fund Director is also a director of The Guardian Stock Fund, Inc., The Guardian Cash Fund, Inc. and GIAC Funds, Inc. (formerly GBG Funds, Inc.), a series fund consisting of Baillie Gifford International Fund, Baillie Gifford Emerging Markets Fund and The Guardian Small Cap Stock Fund, and a trustee of The Park Avenue Portfolio, a series trust consisting of The Guardian Park Avenue Fund, The Guardian Park Avenue Small Cap Fund, The Guardian Park Avenue Tax-Efficient Fund, The Guardian Investment Quality Bond Fund, The Guardian High Yield Bond Fund, The Guardian Tax-Exempt Fund, The Guardian Cash Management Fund, The Guardian Baillie Gifford International Fund, The Guardian Baillie Gifford Emerging Markets Fund and The Guardian Asset Allocation Fund. The Fund and the other funds named in this paragraph are a "Fund Complex" for purposes of the federal securities laws. The following table provides information about the compensation paid by the Fund and the Fund Complex to the Fund's Directors for the year ended December 31, 1998.

                               Compensation Table*


                                                                               Total Compensation
                          Aggregate      Accrued Pension or      Estimated      from the Fund and
                        Compensation     Retirement Benefits  Annual Benefits   Other Members of
Name and Title         from the Fund**    Paid by the Fund    Upon Retirement  the Fund Complex**
--------------         ---------------    ----------------    ---------------  ------------------
 Frank J. Fabozzi
  Director                 $ 2,500               N/A                N/A                $ 54,400
William W. Hewitt, Jr.
  Director                 $ 2,500               N/A                N/A                $ 54,400
Sidney I. Lirtzman
  Director                 $ 2,500               N/A                N/A                $ 54,400
Carl W. Schafer
  Director                 $ 2,500               N/A                N/A                $ 54,400
Robert G. Smith
  Director                 $ 2,500               N/A                N/A                $ 54,400


* Directors who are "interested persons" of the Fund are not compensated by the Fund, so information about their compensation is not included in this table.
**    Includes compensation paid to attend meetings of the Board's Audit
      Committee.


      The Fund's officers and directors had an aggregate interest of less than 1% in the Fund's outstanding shares as of April 1, 1999.


      Set forth below is information about the officers and Directors of the Fund, including their principal business affiliations for the past five years.

  Name, Address and Age               Title                            Business History
  ---------------------               -----                            ----------------

JOHN C. ANGLE* (76)                Director            Retired. Former Chairman of the Board and Chief
3800 South 42nd Street                                 Executive Officer, The Guardian Life Insurance Company
Lincoln, Nebraska 68506                                of America; Director 1/78-12/98. Director (Trustee) of
                                                       Guardian Investor Services Corporation from 6/82-2/98
                                                       and The Guardian Insurance & Annuity Company, Inc. from
                                                       6/82-12/98 Director (Trustee) of various mutual funds
                                                       within the Guardian Fund Complex.


JOSEPH A. CARUSO (47)              Secretary           Vice President and Corporate Secretary, The Guardian Life
                                                       Insurance Company of America 3/96-present; Second Vice
                                                       President and Corporate Secretary 1/95-2/96; Corporate
                                                       Secretary prior thereto. Vice President and Secretary, The
                                                       Guardian Insurance & Annuity Company, Inc., Guardian
                                                       Investor Services Corporation, and Park Avenue Securities
                                                       LLC, Park Avenue Life Insurance Company, Guardian Asset
                                                       Management Corporation, Guardian Baillie Gifford Limited
                                                       and various mutual funds within the Guardian Fund Complex.


HOWARD W. CHIN (46)                Vice President      Vice President, Investments, The Guardian Life Insurance
                                                       Company of America, since September 1997. Vice President,
                                                       Fixed Income Research and Fixed Income Sales, Goldman Sachs
                                                       & Co. 5/93-9/97. Prior thereto, Head of Fixed Income
                                                       Strategies, Prudential Securities Incorporated. Officer of
                                                       various mutual funds within the Guardian Fund Complex.

----------
*  Director who is deemed to be an "interested person" under the 1940 Act.

  Name, Address and Age               Title                            Business History
  ---------------------               -----                            ----------------
FRANK J. FABOZZI, PH.D. (56)       Director            Adjunct Professor of Finance, School of Management --
858 Tower View Circle                                  Yale University 2/94-present; Visiting Professor of
New Hope, Pennsylvania 18938                           Finance and Accounting, Sloan School of Management --
                                                       Massachusetts Institute of Technology prior thereto.
                                                       Editor, Journal of Portfolio Management. Director
                                                       (Trustee) of five mutual funds within the Guardian Fund
                                                       Complex. Director (Trustee) of various closed-end
                                                       investment companies sponsored by Blackstone Financial
                                                       Management.


ARTHUR V. FERRARA* (68)            Director            Retired. Chairman of the Board and Chief Executive
                                                       Officer, The Guardian Life Insurance Company of America
                                                       prior thereto; Director 1/81-present. Director (Trustee)
                                                       of Guardian Investor Services Corporation, Guardian Asset
                                                       Management Corporation, The Guardian Insurance & Annuity
                                                       Company, Inc. and various mutual funds within the Guardian
                                                       Fund Complex. Manager of Park Avenue Securities LLC.

LEO R. FUTIA* (79)                 Director            Retired. Former Chairman of the Board and Chief
18 Interlaken Road                                     Executive Officer, The Guardian Life Insurance Company
Greenwich, Connecticut 06830                           of America; Director 5/70-present. Director (Trustee) of
                                                       The Guardian Insurance & Annuity Company, Inc., Guardian
                                                       Investor Services Corporation, and various mutual funds
                                                       within the Guardian Fund Complex. Manager of Park Avenue
                                                       Securities LLC. Director (Trustee) of various mutual funds sponsored by Value Line, Inc.

ALEXANDER M. GRANT, JR. (49)       Treasurer           Vice President, Investments, The Guardian Life Insurance
                                                       Company of America 3/99-present. Second Vice President,
                                                       Investments 1/97-2/99; Assistant Vice President,
                                                       Investments 9/93-12/96; Investment Officer prior thereto.
                                                       Officer of various mutual funds within the Guardian Fund
                                                       Complex.


WILLIAM W. HEWITT, JR. (70)        Director            Retired. Former Executive Vice President, Shearson
P.O. Box 2359                                          Lehman Brothers, Inc. Director (Trustee) of various
Princeton, New Jersey 08543                            mutual funds within the Guardian Fund Complex. Director
                                                       (Trustee) of various mutual funds sponsored by Mitchell
                                                       Hutchins Asset Management, Inc. and PaineWebber, Inc.


FRANK J. JONES (60)                President           Executive Vice President and Chief Investment Officer, The
                                                       Guardian Life Insurance Company of America 1/94-present;
                                                       Senior Vice President and Chief Investment Officer
                                                       8/91-12/93. First Vice President, Director of Global Fixed
                                                       Income Research and Economics, Merrill Lynch & Co. prior
                                                       thereto. Senior Vice President and Chief Investment
                                                       Officer and Director, The Guardian Insurance & Annuity
                                                       Company, Inc. Director, Guardian Investor Services
                                                       Corporation. Manager, Park Avenue Securities LLC. Officer
                                                       of various mutual funds within the Guardian Fund Complex.


ANN T. KEARNEY (47)                Controller          Second Vice President, Group Pensions, The Guardian Life
                                                       Insurance Company of America 1/95 to present; Assistant
                                                       Vice President and Equity Controller 6/94-12/94;
                                                       Assistant Controller prior thereto. Second Vice
                                                       President of The Guardian Insurance & Annuity Company,
                                                       Inc. and Guardian Investor Services Corporation.
                                                       Controller of various mutual funds within the Guardian
                                                       Fund Complex.

SIDNEY I. LIRTZMAN, PH.D. (67)     Director            Professor of Management 9/67-present and Acting Dean of
38 West 26th Street                                    the School of Business Management 2/95-present, City
New York, New York 10010                               University of New York -- Baruch College. President,
                                                       Fairfield Consulting Associates, Inc. Director (Trustee)
                                                       of various mutual funds within the Guardian Fund
                                                       Complex.

----------
*  Director who is deemed to be an "interested person" under the 1940 Act.

  Name, Address and Age               Title                            Business History
  ---------------------               -----                            ----------------
FRANK L. PEPE (56)                 Vice President      Vice President and Equity Controller, The Guardian Life
                                                       Insurance Company of America 1/96-present; Second Vice
                                                       President and Equity Controller prior thereto. Vice
                                                       President and Controller, The Guardian Insurance &
                                                       Annuity Company, Inc. and Guardian Investor Services
                                                       Corporation. Controller, Guardian Asset Management
                                                       Corporation. Officer of various mutual funds within the
                                                       Guardian Fund Complex.


RICHARD T. POTTER, JR. (44)        Counsel             Vice President and Equity Counsel, The Guardian Life
                                                       Insurance Company of America 1/96-present; Second Vice
                                                       President and Equity Counsel prior thereto. Vice President and Counsel, The Guardian Insurance & Annuity Company,
                                                       Inc., Guardian Investor Services Corporation, Guardian
                                                       Asset Management Corporation, Park Avenue Securities LLC
                                                       and various mutual funds within the Guardian Fund Complex.

JOSEPH D. SARGENT* (61)            Director            Chief Executive Officer, The Guardian Life Insurance
                                                       Company of America, 1/96-present. President and Director
                                                       1/93-present. Director, President and Chief Executive
                                                       Officer of The Guardian Insurance & Annuity Company, Inc.,
                                                       Guardian Asset Management Corporation and Park Avenue Life
                                                       Insurance Company. Manager of Park Avenue Securities LLC.
                                                       Director (Trustee) of Guardian Investor Services
                                                       Corporation and various mutual funds within the Guardian
                                                       Fund Complex.


CARL W. SCHAFER (63)               Director            President, Atlantic Foundation (charitable foundation
P.O. Box 1164                                          supporting mainly oceanographic exploration and
Princeton, New Jersey 08542                            research). Director of Roadway Express (trucking), Evans
                                                       Systems, Inc. (a motor fuels, convenience store and
                                                       diversified company), Hidden Lake Gold Mines Ltd. (gold
                                                       mining), Electronic Clearing House, Inc. (financial
                                                       transactions processing), Wainoco Oil Corporation and
                                                       Nutraceutrix Inc. (biotechnology). Chairman of the
                                                       Investment Advisory Committee of the Howard Hughes
                                                       Medical Institute 1985-1992. Director (Trustee) of
                                                       various mutual funds within the Guardian Fund Complex.
                                                       Director (Trustee) of various mutual funds sponsored by
                                                       Mitchell Hutchins Asset Management, Inc. and
                                                       PaineWebber, Inc.

ROBERT G. SMITH, PH.D. (66)        Director            President, Smith Affiliated Capital Corp. Director
132 East 72nd Street                                   (Trustee) of various mutual funds within the Guardian
New York, New York 10028                               Fund Complex.

THOMAS G. SORRELL (44)             Vice President      Vice President, The Guardian Life Insurance Company of
                                                       America 7/94-present; Director of Fixed Income, White
                                                       River Corporation, 12/93-7/94. Director of Fixed Income,
                                                       Fund American Enterprises, prior thereto. Vice President,
                                                       Guardian Asset Management Corporation, and various
                                                       mutual funds within the Guardian Fund Complex.

----------
*  Director who is deemed to be an "interested person" under the 1940 Act.

                     GUARDIAN LIFE AND OTHER FUND AFFILIATES


      As of April 1, 1999, The Guardian Insurance & Annuity Company, Inc. ("GIAC") a Delaware corporation, owned 100% of the Fund's outstanding shares. Such shares were allocated among separate accounts established by GIAC. GIAC is a wholly owned subsidiary of Guardian Life. The executive offices of GIAC and Guardian Life are located at 201 Park Avenue South, New York, New York 10003.


                               INVESTMENT ADVISER

       Under the investment advisory agreement between the Fund and GISC, GISC furnishes investment advice and provides or pays for certain of the Fund's administrative costs. Among other things, GISC pays the fees and expenses of the Fund Directors who are interested persons under the 1940 Act. GISC has also agreed to assume those operating expenses of the Fund (excluding interest charges and income, franchise and other taxes) which exceed one percent (1%) of the Fund's average daily net assets for any fiscal year. For the year ended December 31, 1998, the ratio of operating expenses to average daily net assets of the Fund did not exceed 1%, so GISC was not obligated to assume any such expenses. From time to time, GISC may, at its discretion, assume certain of the Fund's ordinary operating expenses when they are less than 1% of average daily net assets.

      For the years ended December 31, 1996, 1997 and 1998, the Fund paid GISC $1,799,649, $1,730,953 and $1,844,563 respectively, under the investment advisory agreement.


      The investment advisory agreement between the Fund and GISC will continue in full force and effect from year to year so long as its continuance is specifically approved at least annually by vote of a majority of the Fund's outstanding voting shares, or by vote of the Fund's Board of Directors, including a majority of the Directors who are not parties to the agreement or "interested persons" of the Fund or of GISC, cast in person at a meeting called for that purpose. The agreement will terminate automatically upon its assignment, and may be terminated without penalty at any time by either party upon 60 days' written notice.

      If the investment advisory agreement is terminated and it is not replaced by an agreement with another affiliate of Guardian Life, the Fund's continued use of the name "The Guardian Bond Fund, Inc." is subject to the approval of Guardian Life, because Guardian Life maintains the exclusive ownership interest of the service mark "The Guardian Bond Fund, Inc."

      A service agreement between GISC and Guardian Life provides that Guardian Life will furnish the office space, clerical staff, services and facilities which GISC needs to perform under the investment advisory agreement. GISC's officers are salaried employees of Guardian Life; they receive no compensation from GISC. GISC reimburses Guardian Life for its expenses under the service agreement.

                                PERFORMANCE DATA

      The Fund may, from time to time, provide performance information in advertisements, sales literature or other materials furnished to existing or prospective owners of GIAC's variable contracts. When performance information is provided in advertisements, it will include the effect of all charges deducted under the terms of the specified contract, as well as all recurring and non-recurring charges incurred by the Fund. All performance results are historical and are not representative of future results.

      Total return and average annual total return reflect the change in value of an investment in the Fund over a specified period, assuming the reinvestment of all capital gains distributions and income dividends. Average annual total returns show the average change in value for each annual period within a specified period. Total returns, which are not annualized, show the total percentage or dollar change in value over a specified period. Promotional materials relating to the Fund's performance will always at least provide average annual total returns for each of a short (one to four years), medium (five to nine years) and long (ten years or more) period of time.

      Yield is a measure of the net investment income earned on a hypothetical investment over a specified base period of one month or 30 days. Yield is expressed as a percentage of the value of a share at the beginning of the base period. Yields are annualized, which means that they assume that the Fund will generate the same level of net investment income over a one year period. However, the Fund's yield will actually fluctuate daily. On occasion, the Fund may also quote its historical or annualized distribution rates. A distribution rate is simply a measure of the level of income dividends and short-term capital gain dividends distributed for a specified period. A distribution rate is not a complete measure of performance, and may be higher than yield for certain periods. The Fund uses the following SEC standardized formula to compute its yields. This standardized formula is not necessarily consistent with generally accepted accounting principles:

                          YIELD = 2 [(a - b + 1)^6 - 1]
                                      -----
                                       cd

      Where:   a   =  dividends and interest earned during the period.
               b   =  expenses accrued for the period (net of reimbursements).
               c   =  the average daily number of shares outstanding during the period.
               d   =  the net asset value per share on the last day of the
                      period.


       The Fund's yield for the month ended December 31, 1998 was 5.00%.


      Average annual total returns and cumulative total returns measure both net investment income and realized and unrealized appreciation or depreciation for a specified period, assuming reinvestment of capital gains distributions and income dividends. Average annual total returns are annualized, so they show the average annual percentage change over the specified period. Cumulative total returns are not annualized, so they show the aggregate percentage or dollar value change over the specified period. The tables below show the Fund's returns for the periods indicated. These figures reflect the reinvestment of all capital gains distributions and income dividends paid by the Fund, and the deduction of all Fund expenses. The actual returns for owners of GIAC's variable annuities or variable life insurance policies will be lower to reflect the effects of charges deducted under the terms of the specific contracts.


                                                                     Annual
             Year Ended Dec. 31                                    Total Return
            ------------------                                    ------------
            1984................................................       13.04%
            1985................................................       22.36%
            1986................................................       14.84
            1987................................................        0.32%
            1988................................................        9.70%
            1989................................................       13.88%
            1990................................................        7.57%
            1991................................................       16.19%
            1992................................................        7.70%
            1993................................................        9.85%
            1994................................................       (3.45)%
            1995................................................       17.59%
            1996................................................        2.88%
            1997................................................        8.99%
            1998................................................        8.10%

                                                            Cumulative and
                                                           Average Annual
Period Ended December 31, 1998                              Total Returns
------------------------------                              -------------
Lifetime Total Return of the Fund*........................     301.41%
  Average Annual Lifetime Total Return of the Fund*.......       9.29%
Ten-Year Total Return.....................................     131.79%
  Average Annual Ten-Year Total Return....................       8.77%
Five-Year Total Return....................................      37.59%
  Average Annual Five-Year Total Return...................       6.59%
One-Year Total Return.....................................       8.10%


----------
* Beginning May 1, 1983 (commencement of the Fund's investment operations).

      Bond prices fluctuated during the periods covered by the tables and the results illustrated above are not representative of future performance.

      The Fund uses the following standardized formula prescribed by the SEC to compute its average annual total return.

                                P (1 + T)^n = ERV

      Where:   P    =   a hypothetical initial purchase order of $1,000 (No
                        sales load is deducted as Fund shares are sold at net
                        asset value).
               T    =   average annual total return.
               n    =   number of years.
               ERV  =   ending redeemable value of the hypothetical $1,000
                        purchase at the end of the period.

      Total return is calculated in a similar manner, except that the results are not annualized.

      The following example shows the average annual total return performance of the Fund for the periods indicated by showing the average annual percentage change for each period and the ending redeemable value of a $1,000 investment. The example takes into account all Fund expenses and assumes reinvestment of all capital gains distributions and income dividends, but does not take into account charges deducted under the terms of GIAC's variable contracts or Federal income taxes and tax penalties that may be incurred when distributions are made from such variable contracts.


                                                             % Change
For the year ended December 31, 1998 .....................     8.10%
For the 5 years ended December 31, 1998 ..................     6.59%
For the 10 years ended December 31, 1998 .................     8.77%
For the life of the Fund through December 31, 1998 .......     9.29%


      As stated in the Prospectus, the Fund may also advertise "distribution rates." Historical distribution rates are calculated by taking the sum of the income and short-term capital gain dividends per share for a 12 month period and dividing the result by the Fund's net asset value per share on the last day of the calculation period. Annualized distribution rates are calculated by multiplying the income and short-term capital gain dividends per share for the last month by 12 and then dividing the result by the Fund's net asset value per share as of the end of such month.

      The distribution rate is simply a measure of the level of income dividends and short-term capital gain dividends distributed for a specified period. It is not a complete measure of performance, and may be greater than yield since, for instance, it includes non-recurring short-term gains. The distribution rate may not include the effects of amortizing bond premiums.

      The Fund may compare its performance to that of other mutual funds with similar investment objectives or programs, and may quote information from financial, industry or general interest publications in its promotional materials. Additionally, its materials may contain references to types and characteristics of certain securities; features of its portfolio; financial markets; or historical, current or prospective economic trends. Topics of general interest, such as personal financial planning, may also be discussed.

      Performance calculations contained in reports by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, The WM Company, Variable Annuity & Research Data Service or industry or financial publications of general interest such as Business Week, Financial World, Forbes, Financial Times, The Wall Street Journal, The New York Times, Barron's and Money which may be quoted by the Fund are often based upon changes in net asset value with all dividends reinvested and may not reflect the imposition of charges deducted under the terms of GIAC's variable contracts.

      The Fund's performance figures are based upon historical results and do not represent future performance. Returns on net asset value will fluctuate. Factors affecting the Fund performance include general market conditions, operating expenses and investment management. Shares of the Fund are redeemable by GIAC on behalf of GIAC contractowners at net asset value, which may be more or less than original cost.

                         CALCULATION OF NET ASSET VALUE

      The Fund's net asset per share is determined as of the earlier of 4:00 p.m. Eastern time or the close of trading on the NYSE on each day on which the NYSE is open for business. The net asset value per share is calculated by adding the value of all securities, cash or other assets, subtracting liabilities, dividing the remainder by the number of shares outstanding and adjusting the results to the nearest full cent per share.

      The calculation of the Fund's net asset value may not occur contemporaneously with the determination of the value of any foreign securities included in such calculation because trading on foreign exchanges may not take place every day the NYSE is open and the NYSE may be closed when foreign exchanges are open for business.

                             SECURITIES VALUATIONS

      Securities which are listed or traded on any securities exchange or on the NASDAQ National Market System are valued at the last sale price or, if there have been no sales during the day, on the closing bid price. Securities traded on more than one exchange shall be valued on the exchange where the security is principally traded, and the last sale price of the security on other exchanges shall be used only if there were no trades on the principal exchange on that date. Securities traded both on an exchange and in the over-the-counter market are valued according to the broadest and most representative market. Certain debt securities may be valued each business day by an independent pricing service ("Service"). Debt securities for which quoted bid prices, in the judgment of the Service, are readily available and are representative of the bid side of the market are valued at the quoted bid price (as obtained by the Service from dealers in such securities). Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices for securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Certain debt securities, including securities for which market quotations are not readily available, such as illiquid securities, are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Repurchase agreements are carried at cost which approximates market value.

                          CUSTODIAN AND TRANSFER AGENT

      State Street Bank and Trust Company ("State Street Bank"), Custody Division, 1776 Heritage Drive, North Quincy, Massachusetts 02171, is the custodian of the Fund's assets. Portfolio securities purchased for the Fund outside of the U.S. are cleared through foreign depositories and are maintained in the custody of foreign banks and trust companies which are members of State Street Bank's Global Custody Network. State Street Bank and each of the foreign custodial institutions holding portfolio securities of the Fund have been approved by the Board in accordance with regulations under the 1940 Act.

      To the extent required by the SEC, the Board will review, at least annually, whether it is in the best interest of the Fund and its shareholders to maintain Fund assets in each foreign custodial institution. However, there can be no assurance that the Fund will not be adversely affected by any non-investment risks associated with holding assets abroad. Such risks may be greater than those associated with holding assets in the U.S.

      State Street Bank is also the Fund's transfer agent and dividend paying agent. As such, State Street Bank issues and redeems shares of the Fund and distributes dividends to the GIAC separate accounts which invest in the Fund's shares on behalf of GIAC's variable contractowners.

      State Street Bank plays no part in formulating the investment policies of the Fund or in determining which portfolio securities are to be purchased or sold by the Fund.

                              BROKERAGE ALLOCATION

      GISC currently serves as investment adviser to several other Guardian-sponsored mutual funds and may act as investment adviser to others in the future. GISC allocates purchase and sale transactions among the Fund and its other mutual fund clients as it deems equitable. GISC is also registered with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. as a broker-dealer. GISC has no formula for the distribution of brokerage business when it places orders to buy and sell approved investments. For over-the-counter transactions, GISC will attempt to deal with a primary market maker unless better prices and execution are available elsewhere. In allocating portfolio transactions to different brokers, GISC gives consideration to brokers whom it believes can obtain the best price and execution of orders, and to brokers who furnish statistical data, research and other factual information. GISC is authorized to pay a commission in excess of that which another broker may charge for effecting the same transaction if GISC considers that the commissions it pays for brokerage, research services and other statistical data are appropriate and reasonable for the services rendered. The research services and statistical data which GISC receives in connection with the Fund's portfolio transactions may be used by GISC to benefit its other clients and will not necessarily be used in connection with the Fund.

      GISC does not participate in commissions paid by the Fund to other brokers or dealers and does not knowingly receive any reciprocal business directly or indirectly as a result of paying commissions to other brokers or dealers. Since it is expected that most purchases made by the Fund will be principal transactions at net prices, the Fund will incur little or no brokerage costs. For the fiscal years ended December 31, 1996, 1997 and 1998, the Fund paid no brokerage commissions.

                                 LEGAL OPINIONS

      The legality of the Fund shares described in the Prospectus has been passed upon by Richard T. Potter, Jr., Esq., Vice President and Equity Counsel, The Guardian Life Insurance Company of America, who is also Counsel of the Fund. Federal securities law matters relating to the Fund have been passed upon by the law firm of Vedder, Price, Kaufman & Kammholz of Chicago, Illinois.

                                  CAPITAL STOCK

      Voting Rights. Through its separate accounts, GIAC is the Fund's sole shareholder of record, so, under the 1940 Act, GIAC is deemed to be in control of the Fund. Nevertheless, when a shareholders' meeting occurs, GIAC solicits and accepts voting instructions from its contractowners who have allocated or transferred monies for an investment in the Fund as of the record date for the meeting. GIAC then votes the Fund's shares that are attributable to its contractowners' interests in the Fund in accordance with their instructions. GIAC will vote shares for which no instructions are received in the same proportion as it votes shares for which it does receive instructions. GIAC will vote any shares that it is entitled to vote directly due to amounts it has contributed or accumulated in its separate accounts in the manner described in the prospectuses for its variable annuities and variable life insurance policies.

      Each share of the Fund is entitled to one vote, and fractional shares are entitled to fractional votes. Fund shares have non-cumulative voting rights, so the vote of more than 50% of the shares can elect 100% of the directors.

      The Fund is not required to hold annual shareholder meetings, but special meetings may be called to elect or remove directors, change fundamental policies or approve an investment advisory agreement, among other things.

                              INDEPENDENT AUDITORS
                            AND FINANCIAL STATEMENTS

       The independent auditors of the Fund are Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019. Ernst & Young LLP audits and reports on the financial statements of the Fund which appear in the Fund's Annual Report to Shareholders for the year ended December 31, 1998. That Annual Report is incorporated by reference in this Statement of Additional Information.

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--------------------------------------------------------------------------------

                                    APPENDIX

DESCRIPTIONS OF TYPES OF DEBT OBLIGATIONS

      U.S. Government Agency and Instrumentality Securities: U.S. government agency securities are debt obligations issued by agencies or authorities controlled by and acting as instrumentalities of the U.S. government established under authority granted by Congress. U.S. government agency obligations include, but are not limited to, those issued by the Bank for Co-operatives, Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Federal National Mortgage Association. U.S. government instrumentality obligations include, but are not limited to, those issued by the Export-Import Bank and Farmers Home Administration. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others, by the right of the issuer to borrow from the Treasury; others, by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality. No assurance can be given that the U.S. government will provide financial support to such U.S. government sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. The Fund will invest in such securities only when the Board of Directors of the Fund is satisfied that the credit risk with respect to the issuer is minimal.

      U.S. Treasury Securities: U.S. Treasury securities consist of Treasury Bills, Treasury Notes and Treasury Bonds. These securities are each backed by the full faith and credit of the U.S. government and differ in their interest rates, maturities, and dates of issuance. U.S. Treasury Bills are issued with maturities of up to one year. Three month bills are currently offered by the Treasury on a 13-week cycle and are auctioned each week by the Treasury. U.S. Treasury Notes may be issued with an original maturity of not less than one year and not more than 10 years. U.S. Treasury Bonds may be issued with any maturity, but generally have original maturities of over 10 years.

      Commercial Paper: Commercial paper is generally defined as unsecured short-term notes issued in bearer form by large, well-known corporations and finance companies. Maturities on commercial paper range from a few days to nine months. Commercial paper is also sold on a discount basis.

      Repurchase Agreements: Repurchase agreements are instruments under which the Fund purchases a debt security and obtains a simultaneous commitment from the seller (a bank or broker-dealer) to repurchase the debt security at an agreed time and price. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for the Fund to invest temporarily available cash and earn a return that is insulated from market fluctuations during the term of the agreement. Repurchase agreements are fully collateralized (including the interest earned thereon) by U.S. government securities, bank obligations, cash or cash equivalents and are marked-to-market daily during their entire terms. The risk to the Fund is limited to the risk that the seller will be unable to pay the agreed upon sum upon the delivery date. In the event of default, the Fund is entitled to sell the underlying collateral. Any loss to the Fund will be the difference between the proceeds from the sale of the collateral and the repurchase price. If bankruptcy proceedings are commenced against the seller, disposition of the collateral by the Fund may be delayed or limited. To minimize this risk, the Board of Directors will periodically evaluate the creditworthiness of broker-dealers and banks which enter into repurchase agreements with the Fund.

      Corporate Obligations: Corporate obligations include bonds and notes issued by corporations in order to finance longer term credit needs. The Fund will normally invest in corporate obligations which are rated in one of the four highest rating categories established by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group, or, if not rated, are of equivalent quality as determined by the Fund's investment adviser.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S") LONG TERM DEBT RATINGS

      Aaa. Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risk appear somewhat greater than the "Aaa" securities.

      A. Bonds which are rated "A" possess many favorable investment attributes and are considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

      Baa. Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba. Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B. Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from "Aa" through "B" in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S ("STANDARD & POOR'S") CORPORATE DEBT RATINGS

      AAA. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

      AA. Debt rated "AA" has a very strong capacity to pay interest and repay principal, and differs from the highest rated issues only in small degree.

      A. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      BB and B. Debt rated "BB" or "B" is regarded, on balance, as predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates a lower degree of speculation than "B." While such debt will likely have some quality and protective characteristics, those characteristics can be outweighed by large uncertainties or major exposures to adverse conditions.

      Note: Standard & Poor's ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major categories.

USING THE RATINGS

      These ratings represent Moody's and Standard & Poor's opinions as to the quality of the securities that they undertake to rate. It should be emphasized that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. GISC will consider such an event in determining whether the Fund should continue to hold the obligation.

                          THE GUARDIAN BOND FUND, INC.

                            PART C. OTHER INFORMATION

Item 23. Exhibits

         Number             Description
         --------           -----------


          (a)         -- Articles of Incorporation(2)
          (b)         -- By-Laws(3)
          (c)         -- Not Applicable
          (d)         -- Investment Advisory Agreement(2)
          (e)(i)      -- Selected Dealers Agreement(1)
          (e)(ii)     -- Distribution Agreement(1)
          (f)         -- Not Applicable
          (g)         -- Custodian Agreement and Amendment
                           to Custodian Agreement(2)
          (h)         -- Transfer Agency Agreement(2)
          (i)         -- Opinion and Consent of Counsel(2)
          (j)(i)      -- Consent of Counsel
          (j)(ii)     -- Consent of Ernst & Young LLP
          (j)(iii)    -- Consent of Vedder, Price, Kaufman & Kammholz
          (k)         -- Not Applicable
          (l)         -- Letter from The Guardian Insurance & Annuity
                           Company, Inc. with respect to providing the initial capital for the Registrant(1)
          (m)         -- Not Applicable
          (n)         -- Financial Data Schedule
          (o)         -- Not Applicable
          (p)         -- Miscellaneous
          (p)(i)      -- Powers of Attorney executed by a majority of the Board
                         of Directors and certain principal officers of the Fund


----------
(1) Incorporated by reference to Registrant's filing (Reg. No. 2-81150) of March 29, 1983.


(2) Incorporated by reference to Post-Effective Amendment No. 17 to the Registrant's registration statement on Form N-1A (Reg. No. 2-81150), filed via EDGAR on April 28, 1998.

Item 24. Persons Controlled by or Under Common Control with Registrant


      The following list sets forth the persons directly controlled by The Guardian Life Insurance Company of America ("Guardian Life") as of February 28, 1999:

                                                                 Percentage of
                                       State of Incorporation  Voting Securities
          Name of Entity                   or Organization           Owned
          --------------               ----------------------  -----------------
The Guardian Insurance &                      Delaware               100%
 Annuity Company, Inc.
Guardian Asset Management                     Delaware               100%
 Corporation
Park Avenue Life Insurance                    Delaware               100%
 Company
Guardian Reinsurance Services                Connecticut             100%
 Inc.
Private Healthcare Systems, Inc.              Delaware                48%
Managed Dental Care, Inc.                    California              100%
The Guardian Baillie Gifford
  International Fund                        Massachusetts             22%
The Guardian Investment Quality Bond Fund   Massachusetts             34%
Baillie Gifford International Fund            Maryland                24%
Baillie Gifford Emerging Markets Fund         Maryland                33%
The Guardian Tax-Exempt Fund                Massachusetts             89%
The Guardian Asset Allocation Fund          Massachusetts             11%
The Guardian Park Avenue Small Cap Fund     Massachusetts             19%
The Guardian High Yield Bond Fund           Massachusetts             91%
The Guardian Baillie Gifford Emerging
  Markets Fund                              Massachusetts             76%
The Guardian Small Cap Stock Fund             Maryland                33%

      The following list sets forth the persons directly controlled by affiliates of Guardian Life, and thereby indirectly controlled by Guardian Life, as of February 28, 1999:

                                                                 Approximate
                                                            Percentage of Voting
                                                              Securities Owned
                                   Place of Incorporation     by Guardian Life
         Name of Entity                or Organization           Affiliates
         --------------            ----------------------   --------------------
Guardian Investor Services                New York                  100%
 Corporation
Guardian Baillie Gifford Limited          Scotland                   51%
The Guardian Cash Fund, Inc.              Maryland                  100%
The Guardian Bond Fund, Inc.              Maryland                  100%
The Guardian Stock Fund, Inc.             Maryland                  100%
GIAC Funds, Inc.                          Maryland                  100%
Park Avenue Securities LLC                Delaware                  100%


Item 25. Indemnification

      Reference is made to Registrant's Articles of Incorporation which have been filed as Exhibit Number 1 to Post-Effective Amendment No. 17 to the Registration Statement on April 28, 1998 and are incorporated herein by reference.

Item 26. Business and Other Connections of Investment Adviser


      Guardian Investor Services Corporation ("GISC") acts as the sole investment adviser for The Guardian Stock Fund, Inc., The Guardian Cash Fund, Inc., The Guardian Bond Fund, Inc., and seven of the nine operational series funds comprising The Park Avenue Portfolio, namely: The Guardian Cash Management Fund, The Guardian Park Avenue Fund, The Guardian Park Avenue Small Cap Fund, The Guardian Investment Quality Bond Fund, The Guardian Tax-Exempt Fund, The Guardian High Yield Bond Fund and The Guardian Asset Allocation Fund and one of the three series funds comprising GIAC Funds, Inc. namely The Guardian Small Cap Stock Fund. GISC is also the manager of Gabelli Capital Asset Fund. GISC's principal business address is 7 Hanover Square, New York, New York 10004. GISC is also the underwriter of the Park Avenue Portfolio and GIAC Funds, Inc. In addition, GISC is the distributor of The Park Avenue Portfolio and variable annuities and variable life insurance policies offered by The Guardian Insurance & Annuity Company, Inc. ("GIAC") through its separate accounts. These separate accounts, The Guardian/Value Line Separate Account, The Guardian Separate Account A, The Guardian Separate Account B, The Guardian Separate Account C, The Guardian Separate Account D, The Guardian Separate Account E, The Guardian Separate Account K and The Guardian Separate Account M, are all unit investment trusts registered under the Investment Company Act of 1940, as amended.

      A list of GISC's officers and directors is set forth below, indicating the business, profession, vocation or employment of a substantial nature in which each person has been engaged during the past two fiscal years for his or her own account or in the capacity of director, officer, partner, or trustee, aside from any affiliation with the Registrant. Except where otherwise noted, the principal business address of each company is 7 Hanover Square, New York, New York 10004.

                                                      Other Substantial Business,
     Name                 Position(s) with GISC    Profession, Vocation or Employment
     ----                 ---------------------    ----------------------------------
Philip H. Dutter          Director                 Independent Consultant (self-employed).
                                                   Director: The Guardian Life Insurance Company of America.
                                                   Director: The Guardian Insurance & Annuity Company, Inc.
                                                   Manager: Park Avenue Securities LLC

William C. Warren         Director                 Retired. Director: The Guardian Life Insurance Company of
                                                   America.
                                                   Director: The Guardian Insurance & Annuity Company, Inc.
                                                   Manager: Park Avenue Securities LLC

Peter L. Hutchings        Director                 Executive Vice President and Chief Financial Officer: The
                                                   Guardian Life Insurance Company of America. Director:  The
                                                   Guardian Insurance and Annuity Company, Inc. Director: Guardian
                                                   Asset Management Corporation.  Manager: Park Avenue Securities
                                                   LLC

                                                      Other Substantial Business,
     Name                 Position(s) with GISC    Profession, Vocation or Employment
     ----                 ---------------------    ----------------------------------
Arthur V. Ferrara         Director                 Retired. Chairman of the Board and Chief Executive Officer:
                                                   The Guardian Life Insurance Company of America until 12/95.
                                                   Director (Trustee) of The Guardian Insurance & Annuity
                                                   Company, Inc., Guardian Asset Management Corporation, and
                                                   various Guardian-sponsored mutual funds. Manager: Park
                                                   Avenue Securities LLC.

John M. Smith             President &              Executive Vice President: The
                          Director                 Guardian Life Insurance Company of America. Executive Vice
                                                   President and Director: The Guardian Insurance & Annuity
                                                   Company, Inc. Director: Guardian Baillie Gifford Ltd.*
                                                   Guardian Asset Management Corporation. President: GIAC Funds,
                                                   Inc.

Leo R. Futia              Director                 Director: The Guardian Life Insurance Company of America.
                                                   Director: The Guardian Insurance & Annuity Company, Inc.
                                                   Director/Trustee of Various Guardian-sponsored mutual
                                                   funds. Manager: Park Avenue Securities LLC. Director/Trustee of various mutual funds sponsored by Value Line, Inc.**

Ryan W. Johnson           Senior Vice President    Vice President, Equity Sales, The Guardian Life Insurance
                          and National Sales       Company of America since 2/98; Second Vice President, Equity
                          Director                 Sales, prior thereto.

Frank J. Jones            Director                 Executive Vice President and Chief Investment Officer: The
                                                   Guardian Life Insurance Company of America. Director,
                                                   Executive Vice President and Chief Investment Officer: The
                                                   Guardian Insurance & Annuity Company, Inc. Director:
                                                   Guardian Asset Management Corporation. Manager: Park Avenue
                                                   Securities LLC Officer of various Guardian-sponsored mutual funds.


--------------------------------------------------------------------------------
*  Principal business address:1 Rutland Court, Edinburgh EH#3 8EY, Scotland.
** Principal business address:711 Third Avenue, New York, NY10017.

                                                       Other Substantial Business,
     Name                 Position(s) with GISC    Profession, Vocation or Employment
     ----                 ---------------------    ----------------------------------

Joseph D. Sargent         Director                 President and Chief Executive Officer: The Guardian Life
                                                   Insurance Company, since 1/96; President and Director prior thereto. President, Chief Executive Officer and Director: The
                                                   Guardian Insurance & Annuity Company, Inc. and Park Avenue
                                                   Life Insurance Company. Director: Guardian Asset Management
                                                   Corporation. Manager: Park Avenue Securities LLC.
                                                   Director: Guardian Baillie Gifford, Ltd.*



Frank L. Pepe             Vice President &         Vice President and Equity
                          Controller               Controller, Equity Products: The Guardian Life Insurance
                                                   Company of America. Vice President and Controller: The
                                                   Guardian Insurance & Annuity Company, Inc. Controller:
                                                   Guardian Asset Management Corporation. Officer of various
                                                   Guardian-sponsored mutual funds.


Richard T. Potter, Jr.    Vice President and       Vice President and Equity Counsel: The Guardian Life
                          Counsel                  Insurance Company of America. Vice President and Counsel:
                                                   The Guardian Insurance & Annuity Company, Inc., Guardian
                                                   Asset Management Corporation, Park Avenue Securities LLC and
                                                   various Guardian-sponsored mutual funds.

Donald P. Sullivan, Jr.   Vice President           Vice President: The Guardian Life Insurance Company of
                                                   America since 3/99; Second Vice President and Assistant Vice
                                                   President prior thereto. Vice President: The Guardian
                                                   Insurance & Annuity Company, Inc.


Peggy L. Coppola          Second                   Assistant Vice President, Equity Sales Support,
                          Vice President           The Guardian Life Insurance Company of America. Second Vice
                                                   President, The Guardian Insurance & Annuity Company Inc.

Ann T. Kearney            Second Vice              Second Vice President: Group Pensions:
                          President                The Guardian Life Insurance Company of America. Second Vice
                                                   President: The Guardian Insurance & Annuity Company, Inc.

                                                       Other Substantial Business,
     Name                 Position(s) with GISC    Profession, Vocation or Employment
     ----                 ---------------------    ----------------------------------

Alexander M. Grant, Jr.   Second Vice              Vice President: Investments: The Guardian Life Insurance
                          President                Company of America since 3/99; Second Vice President; Investments 1/97-2/99;
                                                   Assistant Vice President prior thereto. Officer of various Guardian-sponsored mutual funds.

Earl C. Harry             Treasurer                Treasurer: The Guardian Life Insurance Company of America
                                                   since 7/96, Assistant Treasurer prior thereto. Treasurer,
                                                   The Guardian Insurance & Annuity Company. Treasurer: Park Avenue
                                                   Securities LLC.

Joseph A. Caruso          Vice President and       Vice President and Secretary, The Guardian Life
                          Secretary                Insurance Company of America. Vice President and Secretary:
                                                   The Guardian Insurance & Annuity Company, Inc., Park Avenue
                                                   Securities LLC, Secretary: Park Avenue Life Insurance Company,
                                                   Guardian Asset Management Corporation and various
                                                   Guardian-sponsored mutual funds.


Item 27. Principal Underwriters


      (a) GISC is the principal underwriter and distributor of the nine funds comprising The Park Avenue Portfolio, namely: The Guardian Park Avenue Fund, The Guardian Park Avenue Small Cap Fund, The Guardian Park Avenue Tax-Efficient Fund, The Guardian Cash Management Fund, The Guardian Investment Quality Bond Fund, The Guardian High Yield Bond Fund, The Guardian Tax-Exempt Fund, The Guardian Baillie Gifford International Fund, The Guardian Baillie Gifford Emerging Markets Fund and The Guardian Asset Allocation Fund. In addition, GISC is the distributor of variable annuities and variable life insurance policies offered by GIAC through GIAC's separate accounts: The Guardian/Value Line Separate Account, The Guardian Separate Account A, The Guardian Separate Account B, The Guardian Separate Account C, The Guardian Separate Account D, The Guardian Separate Account E, and The Guardian Separate Account K, and The Guardian Separate Account M, which are all registered as unit investment trusts under the Investment Company Act of 1940, as amended. These latter separate accounts buy and sell shares of The Guardian Stock Fund, Inc., The Guardian Bond Fund, Inc., The Guardian Cash Fund, Inc. and GIAC Funds, Inc. on behalf of GIAC's variable contractowners.

      (b) The principal business address of the officers and directors of GISC listed below is Hanover Square, New York 10004.


                                 Position(s)                     Position(s)
     Name                     with Underwriter                 with Registrant
     ----                     ----------------                 ---------------

John M. Smith               President & Director                  None
Arthur V. Ferrara           Director                              Director
Leo R. Futia                Director                              Director
Peter L. Hutchings          Director                              None
Philip H. Dutter            Director                              None
William C. Warren           Director                              None
Joseph D. Sargent           Director                              Chairman
Frank J. Jones              Director                              President
Ryan W. Johnson             Senior Vice President and             None
                             National Sales Director
Frank L. Pepe               Vice President & Controller           Vice President

Richard T. Potter, Jr.      Vice President and Counsel            Counsel

Donald P. Sullivan, Jr.     Vice President                        None
Ann T. Kearney              Second Vice President                 Controller
Alexander M. Grant, Jr.     Second Vice President                 Treasurer

Peggy L. Coppola            Second Vice President                 None
Earl C. Harry               Treasurer                             None

Joseph A. Caruso            Vice President and Secretary          Secretary


      (c) Not Applicable.

Item 28. Location of Accounts and Records


      Most of the Registrant's accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the custodian and the transfer agent for the Registrant, the State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02171. The Registrant's corporate records are maintained by the Registrant at 7 Hanover Square, New York, New York 10004.


Item 29. Management Services

      None.

Item 30. Undertakings

      Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, The Guardian Bond Fund, Inc. has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 29th day of April, 1999.


                                       THE GUARDIAN BOND FUND, INC.


                                       By  /s/ FRANK J. JONES
                                          ---------------------------------
                                               Frank J. Jones
                                               President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


/s/FRANK J. JONES                      President
---------------------------------      (Principal Executive Officer)
  Frank J. Jones


/s/ALEXANDER M. GRANT*                 Treasurer
---------------------------------      (Principal Financial Officer)
  Alexander M. Grant


/s/FRANK L. PEPE*                      Controller
---------------------------------      (Principal Accounting Officer)
  Frank L. Pepe


/s/JOHN C. ANGLE*                      Director
---------------------------------
  John C. Angle



/s/ Frank J. Fabozzi                   Director
---------------------------------
  Frank J. Fabozzi



/s/ARTHUR V. FERRARA*                  Director
---------------------------------
Arthur V. Ferrara


/s/LEO R. FUTIA*                       Director
---------------------------------
  Leo R. Futia


/s/WILLIAM W. HEWITT, JR.*             Director
---------------------------------
 William W. Hewitt, Jr.


/s/SIDNEY I. LIRTZMAN*                 Director
---------------------------------
 Sidney I. Lirtzman



/s/ Joseph D. Sargent                  Director
---------------------------------
  Joseph D. Sargent


/s/ Carl W. Schafer                    Director
---------------------------------
  Carl W. Schafer



/s/ROBERT G. SMITH*                    Director
---------------------------------
  Robert G. Smith



*By  /s/ JOHN M. SMITH                                      Date: April 29, 1999
---------------------------------
         John M. Smith
 Pursuant to a Power of Attorney

                          The Guardian Bond Fund, Inc.

                                  Exhibit Index

Number            Description
------            -----------

(j)(i)            Consent of Counsel
(j)(ii)           Consent of Ernst & Young LLP
(j)(iii)          Consent of Vedder, Price, Kaufman & Kammholz
(p)((i)           Power of Attorney executed by a majority of the Board of
                  Directors and certain principal officers of the Fund
27                Financial Data Schedule